UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  May 2, 2011

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On May 3, 2011, Plantronics, Inc. ("the Company"), a Delaware corporation, issued a press release reporting its results of operations and financial condition for the fourth quarter of fiscal year 2011 which ended April 2, 2011, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On May 3, 2011, the Company announced in its press release titled "Plantronics Announces Fourth Quarter and Fiscal Year 2011 Results" that its Board of Directors had declared a cash dividend of $0.05 per share of the Company's common stock, payable on June 10, 2011 to stockholders of record at the close of business on May 20, 2011.

SECTION 8 - Other Events

Item 8.01 Other Events

On May 3, 2011, the Company issued a press release announcing its Board of Directors had authorized the repurchase of up to 7,000,000 shares of the Company's outstanding common stock, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Board of Directors approved the authorization on May 2, 2011.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report.

Exhibit Number	Description

99.1	Press release issued by Plantronics, Inc. dated May 3, 2011, entitled "Plantronics Announces Fourth Quarter and Fiscal Year 2011 Results"
99.2	Press release issued by Plantronics, Inc. dated May 3, 2011, entitled "Plantronics Announces 7,000,000 Share Repurchase Authorization"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	PLANTRONICS, INC.

	By:	/s/ Barbara Scherer
	Name:	Barbara Scherer
	Title:	Senior Vice President and Chief Financial Officer